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                                                              EXHIBIT 10(b)


                             BEVERLY BANCORPORATION, INC.

                            PLEDGE AND SECURITY AGREEMENT

    FOR VALUE RECEIVED, the undersigned, Beverly Bancorporation, Inc., an Illinois corporation (the "PLEDGOR"), hereby pledges and deposits with, and reaffirms its pledge and deposit with, HARRIS TRUST AND SAVINGS BANK, Chicago, Illinois (the "BANK"), and hereby grants to, and reaffirms its grant to, the Bank a continuing security interest in and to (i) the securities listed on Schedule A attached hereto and made a part hereof, now owned or hereafter acquired by the Pledgor, (ii) all substitutions and additions to such shares,
(iii) all dividends, distributions and sums distributable or payable from, upon or in respect of such shares, (iv) all other rights or privileges incident to such shares and (v) all proceeds and products of any of the foregoing (all of the foregoing being hereinafter referred to collectively as the "COLLATERAL").

    This Agreement, and the pledge and security interest herein granted and provided for, are made and given to secure, and shall secure, the prompt payment and performance in full when due (whether by lapse of time, acceleration or otherwise) (including, without limitation, interest which but for the filing of a petition in bankruptcy with respect to the Pledgor would accrue on such obligations) of (i) any and all indebtedness, obligations and liabilities of whatsoever kind and nature of the Pledgor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and whether several, joint or joint and several and (ii) all expenses and charges, legal or otherwise, suffered or incurred by the Bank in collecting any of such indebtedness, obligations or liabilities or realizing upon, protecting or preserving the pledge and security interest herein granted and provided for (all of the foregoing described indebtedness, obligations, liabilities, expenses and charges being hereinafter referred to collectively as the "OBLIGATIONS").

    1. COVENANTS, REPRESENTATIONS AND WARRANTIES. The Pledgor hereby covenants with, and represents and warrants to, the Bank as follows:

         (a) The certificate for all shares of stock now or at any time constituting the Collateral shall be delivered to the Bank duly endorsed in bank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Bank may at any time after the occurrence of an event of default hereunder cause to be transferred into its name or the name of its nominee or nominees any and all of the Collateral hereunder. The Bank shall at all times have the right to exchange the certificates representing the Collateral for certificates of smaller or larger denominations.

         (b) The Pledgor is and will be the sole and lawful legal and equitable owner of all of the Collateral deposited by Pledgor hereunder, and has full right, power and authority to pledge the same to the Bank to secure the Obligations and to perform each and all of its obligations hereunder. The Pledgor will not sell, assign, pledge or otherwise dispose of the Collateral or any interest therein. The Collateral is and will be free and clear of all transfer restrictions as well as all security interests, liens, rights, claims, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the pledge to the Bank hereunder. The Pledgor will warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest therein adverse to the Bank.

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         (c)  The shares of stock representing the Collateral have been validly issued and are fully paid and non-assessable. There are no outstanding commitments or other obligations of the issuer of the Collateral to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuer. The shares of stock representing the Collateral listed and described on Schedule A attached hereto constitute all of the issued and outstanding capital stock of the issuer owned, legally or beneficially, by the Pledgor. The Pledgor further agrees that in the event that any such issuer shall issue any additional capital stock of any class or series, the Pledgor will forthwith pledge and deposit hereunder or cause to be pledged and deposited hereunder, all such additional shares of such capital stock.

         (d) The Pledgor will pay promptly when due all taxes, assessments and governmental charges and levies upon or against the Collateral in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure on or other realization upon any of the Collateral and the Pledgor shall have established adequate reserves therefor.

         (e) On failure of the Pledgor to perform any of the agreements and covenants herein contained, the Bank may perform the same and in so doing may expend such sums as Bank may deem advisable in the performance thereof, including without limitation the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim or demand and all other expenditures which the Bank may be compelled to make by operation of law or which Bank may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Pledgor immediately without notice or demand, shall constitute additional obligations hereby secured together with interest thereon at the rate per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) determined by adding 3% to the rate per annum from time to time announced by the Bank as its prime commercial rate with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to be and become effective as of and on the date of such change in said prime commercial rate (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Bank on behalf of the Pledgor, and no such advancement or expenditure therefor, shall relieve the Pledgor of any default under the terms of this Agreement or in any way obligate the Bank to take any further or future action with respect thereto. The Bank, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale forfeiture, tax lien or title or claim. The Bank, in performing any act hereunder, shall be the sole judge of whether the Pledgor is required and has failed to perform same under the terms of this Agreement. The Bank is authorized to charge any depository account of the Pledgor maintained with the Bank for the amount of such sums and amounts so expended.

         (f) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any loan made by the Bank to the Pledgor will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. The Pledgor is not in the business of extending credit for the purpose of purchasing or carrying margin stock.

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    2.   VOTING RIGHTS AND DIVIDENDS.  Unless and until an event of default hereunder has occurred and is continuing:

         (a) The Pledgor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any Obligations, it being understood and agreed that the Bank may not exercise any such voting rights unless and until the Bank has sold or otherwise realized upon the Collateral pursuant to the terms hereof either to a third party or to the Bank itself.

         (b) The Pledgor shall be entitled to receive and retain by all dividends which are paid in cash out of earned surplus of the issuer of the Collateral; but except for such dividends, all dividends paid upon or in respect of the Collateral and all stock or property representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Collateral or any part thereof or resulting from a split-up, revision or reclassification of the Collateral or any part thereof or received in addition to, in substitution of or in exchange for the Collateral or any part thereof as a result of a merger, consolidation or otherwise, shall be paid, delivered or transferred, as appropriate, directly to the Bank immediately upon the receipt thereof by the Pledgor and may, in the case of cash, be applied by the Bank to the satisfaction of the Obligations (in whatever order the Bank elects) whether or not the same way then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Bank and not applied as aforesaid, be held by the Bank pursuant hereto as part of the Collateral as additional Collateral pledged under and subject to the terms of this Agreement.

         (c) In order to permit the Pledgor to exercise such voting and/or consensual powers which it is entitled to exercise under clause (a) above and to receive such distributions which the Pledgor is entitled to receive and retain under clause (b) above, the Bank shall, if necessary, upon the written request of the Pledgor, from time to time execute and delver to the Pledgor appropriate proxies and dividend orders.

         (d) In order to permit the Bank to receive all cash and other property to which it may be entitled under clause (b) above, the Pledgor shall, if necessary, upon the written request of the Bank, from time to time execute and deliver to the Bank appropriate dividend orders.

    3. FURTHER ASSURANCES. The Pledgor will at any time and from time to time upon request of the Bank make, do, execute, acknowledge and deliver such further instruments and documents as the Bank from time to time require in order to more effectively vest in and secure to it the benefits and security intended to be afforded hereby. The Pledgor agrees to mark its books and records to reflect the pledge to the Bank of the Collateral hereunder.

    4. POWER OF ATTORNEY. The Pledgor does hereby irrevocably constitute and appoint the Bank its true and lawful attorney in fact, with full power of substitution, for it and in its name, place and stead, to ask, demand, collect, receive receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable on or in respect of the Collateral or which constitute a part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as the Pledgor could itself do, and to endorse or sign the name of the Pledgor on all commercial paper given in payment or in partial payment thereof and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of the Pledgor, or otherwise, which the Bank may deem necessary or appropriate to collect or otherwise realize upon any and all of the

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Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Bank in and to such Collateral and the security intended to be afforded hereby. This power of attorney, being coupled with an interest, is irrevocable until the Obligations have been fully paid and satisfied and any commitment of the Bank to extend credit to the Pledgor has terminated.

    5.   DEFAULTS AND REMEDIES.

         (a) The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder, viz:

              (i) any default in the payment when due (whether by lapse of time, acceleration or otherwise) of any Obligations secured hereby; or

              (ii) any event occurs or condition exists which is specified as an event of default under any agreement setting forth the terms and conditions applicable to any Obligations secured hereby (including, without limitation, that certain Promissory Note bearing event date herewith between the Pledgor and the Bank) or under any other instrument or document securing or relating to any part of the Obligations secured hereby.

         (b) Upon the occurrence of any event of default hereunder, all rights of the Pledgor to exercise the voting and/or consensual powers which it is entitled to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 2(b) hereof, shall, at the option of the Bank, cease and thereupon become vested in the Bank, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and/or to receive and retain the distributions which the Pledgor would otherwise have been authorized to retain pursuant to Section 2(b) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if the Bank the absolute owner thereof including, without limitation, the rights to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Bank of any right, privilege or option pertaining to any shares of the Collateral and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Bank may determine.

         (d) Upon the occurrence of any event of default hereunder, the Bank shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Uniform Commercial Code of Illinois (the "CODE") in respect to the Collateral (regardless of whether such Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether such Code applies to the affected Collateral) and further, the Bank may, without demand and without advertisement or notice, all of which the Pledgor waives, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any of the Bank's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Bank deems advisable, in its sole discretion. In the exercise of any such remedies, the Bank may sell all the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. The Bank is authorized at any sale or other disposition of the Collateral, if it deems it advisable so to do,

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    to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or resale of any of the Collateral. The Bank may be the purchaser at any sale or other disposition of the Collateral. The Pledgor hereby waives all of its rights of redemption from any sale or other disposition of the Collateral. Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Pledgor in accordance with
    Section 7(g) hereof at least (10) days before the time of sale or other event giving rise to the requirement of such notice; however, no notification need be given to the Pledgor if the Pledgor has signed, after an event of default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Bank shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Bank may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Bank may further postpone such sale by announcement made at such time and place. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees and court costs, and second to the payment (in whatever order the Bank elects) of the Obligations. The Bank will return any excess to the Pledgor or to whomsoever the Bank believes may be lawfully entitled thereto. The Pledgor shall remain liable to the Bank for any deficiency.

         (d) No delay or omission on the part of the Bank in the exercise of any right or remedy hereunder shall operate as a waiver of such right or remedy, nor shall the exercise of any such right or remedy preclude the later or further exercise thereof. All rights and remedies of the Bank on account of the collateral or on account of any of the Obligations hereby secured whether arising under this Agreement, any other instrument or document, or at law or in equity, shall be cumulative and not exclusive of each other, and may be exercised by the Bank as such times and in such order as the Bank may determine. All rights and remedies of the Bank hereunder shall be in addition to and not in substitution for any rights it may have under applicable law or under any note or other instrument or document at any time executed by the Pledgor and delivered to the Bank.
    The Pledgor agrees to pay all costs and expenses (including court costs and attorneys' fees) incurred by the Bank in enforcing or collecting any of the Obligations secured hereby, in enforcing any of the terms hereof or in retaking, holding, preparing for sale, selling, collecting or otherwise realizing upon any Collateral, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute thereto); and all such costs and expenses shall constitute additional Obligations hereby secured which shall be payable on demand together with interest thereon at the Default Rate. Neither the Bank, nor any party acting as its attorney, shall be liable to any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct.

    6. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations secured hereby, both for principal and interest, have been fully paid and satisfied and any commitment of the Bank to extend credit to the Pledgor has terminated. Upon such termination of this Agreement, the Bank shall, upon the request at the expense of the Pledgor, forthwith release its security interest hereunder.

    7.   MISCELLANEOUS.

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         (a)  The Pledgor agrees to pay to the Bank upon demand the cost and expense incurred by the Bank in connection with the filing of any financing statements or any other steps thaken by the Bank in connection with the perfection or protection of the Collateral hereunder and in connection with releasing the pledge and security interest herein granted and provided for upon termination hereof.

         (b) No waiver or modification or amendment to the terms of this Agreement shall be effective as against the Bank unless the same is in writing and signed by an officer of the Bank. No such waiver, modification or amendment shall in any way affect any of the rights or remedies of the Bank hereunder except to the extent that such waiver, modification or amendment specifically provides. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Pledgor in any way related to the Collateral. The Bank shall have no duty or obligation to discharge any of such duties and responsibilities.

         (c) This Agreement and all of the rights, privileges, remedies and options given to the Bank hereunder and in and to any of the Collateral hereunder shall inure to the benefit of the Bank and its successors and assigns; and all the terms, conditions, promises, covenants, representations and warranties of and in this Agreement shall bind the Pledgor and its legal representatives, successors and assigns, provided that the Pledgor may not assign its rights or delegate that the Pledgor may not assign its rights or delegate its duties hereunder without the Bank's prior written consent. The Pledgor hereby releases the Bank from any liability for any act or omission relating to the Collateral or this Agreement, except the Bank's gross negligence or willful misconduct.

         (d) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed hereon by any court, this Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

         (e) This Agreement shall be deemed to have been made in the State of Illinois. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance shall be governed by the laws of the State of Illinois without regard to principles of conflicts of laws. All terms which are used in this Agreement which are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as said terms do in such Uniform Commercial Code unless this Agreement shall otherwise specifically provide. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (f) This Agreement may be executed in any number of counterparts, each constituting an original, but all together one and the same instrument. The Pledgor acknowledges that this Agreement is and shall be effective upon its execution and delivery by the Pledgor to the Bank, and it shall not be necessary for the Bank to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

         (g) All notices and communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made when served personally or when deposited in the United States mail addressed if to the Pledgor in c/o Beverly Bancorporation, Inc., 1357 West 103rd Street, attention Mr. John D. Van Winkle or if to the Bank at 111 West Monroe Street, P.O. Box 755, Chicago Illinois

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    60690, Attention:  Special Industries Group, or at such other address as shall be designated by any party hereto in a written notice given to each party pursuant to this Section 7(g).

         IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered at Chicago, Illinois as of this 22nd day of December, 1995.

                                       BEVERLY BANCORPORATION, INC.


                                       By: /s/ John O'Neill
                                          ------------------------------------

                                       Its: Exec VP
                                           -----------------------------------

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                                      SCHEDULE A

                                    THE COLLATERAL

              Beverly Bank                  167,587

              First National Bank            80,000
              Wilmington, Illinois

              Matteson Richton Bank          64,345
              Matteson, Illinois

              First Wilmington Corp               1